UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 05/26/2010

AVICENA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-51610

Delaware	04-3195737
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

601 Gateway Boulevard, Suite 1010, South San Francisco, California 94080

(Address of Principal Executive Offices, Including Zip Code)

(415) 397-2880

(Registrant’s Telephone Number, Including Area Code)

228 Hamilton Avenue, Third Floor, Palo Alto, California 9430

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 4.01	Changes in Registrant’s Certifying Accountants.

(a) In a letter dated May 26, 2010 to The Avicena Group, Inc. (the “Company”) from Caturano and Company P.C., its independent registered public accounting firm, Caturano and Company P.C. notified the Company that Caturano and Company P.C. was resigning as the Company’s independent registered public accounting firm, effective immediately.

The reports of Caturano & Company P.C. on the financial statements of the Company for each of the two most recent fiscal years ended December 31, 2007 and December 31, 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles for the two most recent fiscal years and the one subsequent interim period for 2008, except as noted by Caturano and Company P.C.’s opinion in its report dated April 15, 2008 on the Company’s financial statements as of December 31, 2007 and 2006, which report expressed substantial doubt with respect to the Company’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

During the two most recent fiscal years ended December 31, 2007 and December 31, 2006 and the subsequent period through the date of resignation, there were no disagreements between the Company and Caturano and Company P.C. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Caturano and Company P.C. would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for those periods.

During the two most recent fiscal years ended December 31, 2007 and December 31, 2006 and the subsequent period through the date of resignation, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended with respect to the Company except that Caturano and Company P.C. identified and expressed concerns relating to internal control deficiencies (as disclosed in our Form 10-Q for the quarter ended March 31, 2008, the Form 10-KSB for the fiscal year ended December 31, 2007, and the Form 10-KSB for the fiscal year ended December 31, 2006). Among the issues identified by Caturano and Company P.C. were accounting for convertible preferred stock and related beneficial conversion features, and the absence of enough personnel and adequate segregation of duties relating to management and oversight of the Company’s systems.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1.	Letter from Caturano and Company P.C. dated May 26, 2010 to the Securities and Exchange Commission

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avicena Group, Inc.

Date: June 25, 2010	By:	/s/ MICHAEL J. SULLIVAN
Michael J. Sullivan
Chief Financial Officer